Exhibit 10.23




                                 C. R. LARKIN

                             TERMS OF SEPARATION


-  Voluntary separation date of March 31, 1998.

-  Severance agreement (parachute) as exists.

- My salary will be paid through August 25, 1998. (Paid in a lump sum on March 31, 1998, or I will sign a consultant agreement and my salary can be paid every two weeks, until August 25, 1998.)

-  Retention bonus of $250,000 to be paid on March 31, 1998.

- Bonus based on NPB bonus plan on achievement of plan for full fiscal '98 (prorated for 75% of fiscal year) (paid by 8/31/98).

-  Waiver of $125,000 bonus for cost reduction synergies

- Waiver of $125,000 bonus for developing successful strategy organization integration of global medical products company

-  Waiver of SAR




/s/ C. Raymond Larkin, Jr              Date:     12/12/97
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C. Raymond Larkin, Jr.
President and Chief Executive Officer
Nellcor Puritan Bennett
Executive Vice President Mallinckrodt



/s/ C. Raymond Holman                   Date:    12/15/97
---------------------------                  -----------------
C. Ray Holman
Chairman and Chief Executive Officer
Mallinckrodt Inc.